Apollo Diversified Real Estate Fund	Schedule of Investments

June 30, 2025 (Unaudited)

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (97.43%)(a)

Private Investment Funds (71.33%)
Affinius U.S. Government Building Fund	N/A	$36,058,978
Ares Real Estate Enhanced Income Fund, L.P.	N/A	119,890,623
Article Student Living Income and Growth L.P.	85,518	100,623,455
BGO Diversified US Property Fund, L.P.	4,729	11,538,196
Brookfield Senior Mezzanine Real Estate Finance Fund	108,234	48,487,697
CBRE U.S. Core Partners, L.P.	69,765,729	106,046,547
CBRE U.S. Credit Partners, L.P.	118,171	117,170,877
CBRE U.S. Logistics Partners, L.P.	206,058,125	279,780,393
Clarion Gables Multifamily Trust, L.P.	53,356	77,230,818
Clarion Lion Industrial Trust, L.P.	25,920	95,967,588
Clarion Lion Properties Fund, L.P.	86,641	129,350,927
Cortland Growth and Income Fund, L.P.	220,420	252,839,938
CrossHarbor Strategic Debt Fund, L.P.	N/A	26,645,283
Dream U.S. Industrial Fund, L.P.	79,812	132,202,853
Heitman America Real Estate Trust, L.P.	11,138	13,841,339
Heitman Core Real Estate Debt Income Trust	37,982	29,855,595
JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	368,051	37,316,071
Manulife U.S. Real Estate Fund, L.P.	39,675	51,341,374
Morgan Stanley Prime Property Fund	8,012	153,942,269
Oaktree Real Estate Income Fund, L.P.	N/A	115,892,950
Principal Real Estate Liquid Debt Fund, L.P.	2,176,607	49,614,031
PRISA, L.P.	11,335	23,472,517
Prologis Targeted U.S. Logistics Fund, L.P.	50,976	141,962,286
Sagard U.S. Property Fund	N/A	26,550,320
Sentinel Real Estate Fund, L.P.	274	28,487,942
Stockbridge Smart Markets Fund, L.P.	24,115	41,056,720
TA Realty Core Property Fund, L.P.	37,789	48,381,944
TA Realty Logistics Fund, L.P.	140,093	146,260,298
Third Point Private CRE Credit Fund L.P.	110,969	107,380,764
UBS Trumbull Property Fund	1,039	9,113,576
Ventas Life Science and Healthcare Real Estate Fund	153,730	170,720,983
Voya Commercial Mortgage Lending Fund, L.P.	N/A	6,187,303
TOTAL PRIVATE INVESTMENT FUNDS (Cost $2,457,351,990)		2,735,212,455

Publicly Traded Securities (26.10%)
Agree Realty Corp.	312,760	22,850,246
Alexandria Real Estate Equities, Inc.	66,790	4,850,958
American Healthcare REIT, Inc.	356,610	13,101,851
American Homes 4 Rent, Class A	419,530	15,132,447
Americold Realty Trust, Inc.	398,780	6,631,711
Apple Hospitality REIT, Inc.	204,148	2,382,407
Brixmor Property Group, Inc.	1,007,520	26,235,821
Broadstone Net Lease, Inc., Class A	551,772	8,855,941
BXP, Inc.	183,220	12,361,853
Camden Property Trust	276,330	31,139,628
Cousins Properties, Inc.	573,430	17,220,103
CubeSmart	309,650	13,160,125
DiamondRock Hospitality Co.	804,960	6,165,994
Digital Realty Trust, Inc.	310,360	54,105,059
Douglas Emmett, Inc.	171,070	2,572,893
Elme Communities	123,925	1,970,408

Apollo Diversified Real Estate Fund	Schedule of Investments

June 30, 2025 (Unaudited)

Description		Shares	Value (Note 2)
Publicly Traded Securities (continued)
Empire State Realty Trust, Inc., Class A		464,713	$3,759,528
Equinix, Inc.		97,970	77,932,196
Equity Residential		423,180	28,560,418
Extra Space Storage, Inc.		283,270	41,765,329
Federal Realty Investment Trust		137,420	13,053,526
First Industrial Realty Trust, Inc.		227,790	10,963,533
Healthcare Realty Trust, Inc.		532,100	8,439,106
Healthpeak Properties, Inc.		1,639,970	28,715,875
Host Hotels & Resorts, Inc.		1,167,940	17,939,558
Hudson Pacific Properties, Inc.		416,213	1,140,424
Independence Realty Trust, Inc.		271,550	4,803,719
Invitation Homes, Inc.		663,610	21,766,408
Iron Mountain, Inc.		238,749	24,488,485
Kimco Realty Corp.		1,239,210	26,048,194
Kite Realty Group Trust		752,200	17,037,330
Lamar Advertising Co., Class A		45,920	5,572,851
Lineage, Inc.		131,090	5,705,037
LXP Industrial Trust		329,890	2,724,891
Macerich Co.		330,668	5,350,208
National Retail Properties, Inc.		222,620	9,612,732
NETSTREIT Corp.		401,846	6,803,253
Omega Healthcare Investors, Inc.		437,830	16,046,470
Prologis, Inc.		688,510	72,376,171
Public Storage		88,860	26,073,301
Realty Income Corp.		598,110	34,457,117
Rexford Industrial Realty, Inc.		399,020	14,193,141
Simon Property Group, Inc.		188,340	30,277,538
Sun Communities, Inc.		62,760	7,938,512
Sunstone Hotel Investors, Inc.		418,500	3,632,580
UDR, Inc.		928,810	37,923,312
Ventas, Inc.		688,700	43,491,405
VICI Properties, Inc.		604,660	19,711,916
Vornado Realty Trust		348,250	13,317,080
Welltower, Inc.		523,080	80,413,088
TOTAL PUBLICLY TRADED SECURITIES (Cost $790,734,551)			1,000,771,677

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,248,086,541)			3,735,984,132

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (1.96%)(b)

Agree Realty Corp., Series A	4.25%	90,000	1,527,300
American Homes 4 Rent, Series G	5.88%	43,000	981,690
American Homes 4 Rent, Series H	6.25%	199,306	4,685,684
Chatham Lodging Trust, Series A	6.63%	46,000	910,800
DiamondRock Hospitality Co., Series A	8.25%	95,557	2,338,280
Digital Realty Trust, Inc., Series J	5.25%	58,000	1,221,480
Digital Realty Trust, Inc., Series K	5.85%	195,000	4,475,250
Digital Realty Trust, Inc., Series L	5.20%	62,250	1,243,755
DigitalBridge Group, Inc., Series I	7.15%	91,000	1,867,320

Apollo Diversified Real Estate Fund	Schedule of Investments

June 30, 2025 (Unaudited)

	$	$	$

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (continued)
DigitalBridge Group, Inc., Series J	7.13%	37,000	$761,090
EPR Properties, Series G	5.75%	118,055	2,460,266
Federal Realty Investment Trust, Series C	5.00%	121,000	2,424,840
Global Net Lease, Inc., Series A	7.25%	34,176	747,771
Global Net Lease, Inc., Series D	7.50%	52,000	1,201,200
Global Net Lease, Inc., Series E	7.38%	9,633	214,642
Hudson Pacific Properties, Inc., Series C	4.75%	28,000	416,080
Kimco Realty Corp., Series L	5.13%	49,000	962,850
Kimco Realty Corp., Series M	5.25%	132,500	2,643,375
National Storage Affiliates Trust, Series A	6.00%	191,000	4,268,850
Pebblebrook Hotel Trust, Series E	6.38%	127,246	2,234,440
Pebblebrook Hotel Trust, Series F	6.30%	40,594	712,425
Pebblebrook Hotel Trust, Series G	6.38%	118,400	2,077,920
Pebblebrook Hotel Trust, Series H	5.70%	58,000	949,460
Public Storage, Series F	5.15%	43,000	874,620
Public Storage, Series G	5.05%	21,776	435,956
Public Storage, Series H	5.60%	133,000	2,981,860
Public Storage, Series I	4.88%	11,000	210,320
Public Storage, Series J	4.70%	19,000	349,980
Public Storage, Series L	4.63%	102,000	1,862,520
Regency Centers Corp., Series A	6.25%	110,500	2,621,060
Regency Centers Corp., Series B	5.88%	21,500	482,890
Rexford Industrial Realty, Inc., Series B	5.88%	134,000	3,000,930
Rexford Industrial Realty, Inc., Series C	5.63%	90,000	1,905,300
Saul Centers, Inc., Series D	6.13%	97,814	2,049,203
Saul Centers, Inc., Series E	6.00%	52,500	1,098,825
SL Green Realty Corp., Series I	6.50%	104,245	2,273,583
Summit Hotel Properties, Inc., Series E	6.25%	94,000	1,658,160
Summit Hotel Properties, Inc., Series F	5.88%	31,780	564,413
Sunstone Hotel Investors, Inc., Series H	6.13%	154,000	3,098,480
Sunstone Hotel Investors, Inc., Series I	5.70%	76,000	1,416,640
Vornado Realty Trust, Series L	5.40%	155,000	2,648,950
Vornado Realty Trust, Series M	5.25%	111,430	1,844,166
Vornado Realty Trust, Series N	5.25%	91,500	1,510,665
Vornado Realty Trust, Series O	4.45%	62,500	900,000

TOTAL PREFERRED STOCKS (Cost $84,384,687)			75,115,289

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (0.27%)
MSILF Treasury Portfolio (Institutional Class)	4.16%	10,423,227	$10,423,227

TOTAL SHORT TERM INVESTMENT (Cost $10,423,227)			10,423,227

TOTAL INVESTMENTS (99.66%) (Cost $3,342,894,455)			3,821,522,648

Other Assets In Excess Of Liabilities (0.34%)			12,887,356

NET ASSETS (100.00%)			$3,834,410,004

(a)	A portion of these securities are held as collateral for the outstanding Lines of Credit.
(b)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of dividends.

Apollo Diversified Real Estate Fund	Schedule of Investments

June 30, 2025 (Unaudited)

Common Abbreviations:

Co. - Company

Corp. - Corporation

Inc. - Incorporated

L.P. - Limited Partnership

REIT - Real Estate Investment Trust

See Notes to Quarterly Schedule of Investments.

Apollo Diversified Real Estate Fund

Notes to Quarterly Schedule of Investments

June 30, 2025 (Unaudited)

1. ORGANIZATION

Apollo Diversified Real Estate Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014 and is authorized to issue an unlimited number of shares with no par value. The Fund’s investment adviser is Apollo Real Estate Fund Adviser, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Determination of the Fund’s Net Asset Value – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s net assets by the total number of shares outstanding. The Fund’s net asset value per share is calculated, on a class specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Valuation of the Fund’s Portfolio – The Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Valuation of Public Securities – The Fund’s portfolio investments for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official exchange (e.g., NYSE or NASDAQ) closing prices or the last reported sales prices. Portfolio investments listed on more than one exchange will generally be valued at the last quoted sale price on the exchange on which the security is principally traded. Portfolio investments traded on a foreign exchange are valued as of the close of the NYSE at the closing price of such investments in their principal trading market but may be fair valued if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign investments held by the Fund at times when the Fund is not open for business. To the extent certain of the Fund’s portfolio investments are traded in the over-the-counter market, such investments are valued on the basis of quotations obtained from independent pricing services. If such quotations are not readily available or become unreliable, the Valuation Designee may recommend valuation through other means.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as REITs for tax purposes. The Private Investment Funds generally include private funds investing in real estate assets (“Private Equity Funds”) and private funds investing in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. Generally Accepted Accounting Principles (GAAP) fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as a significant portion of the Fund’s assets are invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other valuation methodologies when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio.

ASC 820 allows the Fund, as a practical expedient, to estimate the fair value of the Private Investment Funds by using the NAV per share of each respective investment as of the Fund’s measurement date. Under ASC 820, investments utilizing the practical expedient are not to be categorized in the fair value hierarchy described below and included in the Fund’s financial statements but rather, the number of investments measured using the NAV practical expedient is disclosed to permit reconciliation of the fair value of investments in the hierarchy to the corresponding line items in the Fund’s balance sheet.

Private Equity Funds. The Private Equity Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Equity Fund sponsor, if necessary. In between receipt of Sponsor NAVs, where applicable, the value of each Private Equity Fund is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private equity real estate market. This process is applied daily to each respective Private Equity Fund until the receipt of the next Sponsor NAV. Certain of the Private Equity Funds may provide the Adviser with a daily valuation and in such instances the Index is not applied. The Index seeks to reflect market conditions of the broader private equity real estate market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index is comprised of private real estate investment funds (“Index Constituents”) that produce a daily NAV and generally hold institutional quality assets. The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Valuation Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Equity Fund following the conclusion of such Private Equity Fund’s valuation period, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Private Debt Funds. The Private Debt Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Debt Fund sponsor, if necessary. The Fund will, in certain cases, accrue income on a daily basis for each Private Debt Fund based on the prior period’s distribution rate and/or guidance provided by each respective Private Debt Fund sponsor. In the event that a Sponsor NAV is not provided by a Private Debt Fund following the conclusion of such Private Debt Fund’s valuation period, or if the Adviser becomes aware of an event warranting an update to a Private Debt Fund valuation, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2025, maximized the use of observable inputs and minimized the use of unobservable inputs. For the period ended June 30, 2025, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of June 30, 2025:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$—	$—	$—	$2,735,212,455
Publicly Traded Securities	1,000,771,677	—	—	1,000,771,677
Preferred Stocks	75,115,289	—	—	75,115,289
Short Term Investment	10,423,227	—	—	10,423,227

Total	$1,086,310,193	$—	$—	$3,821,522,648

(a)

In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The carrying and fair value of the Fund’s debt obligation as of June 30, 2025, for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy was $0.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund’s defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund’s existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of June 30, 2025, the Fund had total Unfunded Commitments in the amount of $50,000,000.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. GENERAL COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund’s investment activities involve commitments to, executions, settlement and financing of, various transactions resulting in receivables from, and payables to, brokers, dealers and other counter parties. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. However, the Fund expects the risk of material loss to be remote.

As of June 30, 2025, the Fund had Unfunded Commitments outstanding, as detailed below:

Value	Fund Name	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitment as of June 30, 2025
$36,058,978	Affinius U.S. Government Building Fund	Quarterly	60	$0
119,890,623	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	0
100,623,455	Article Student Living Income and Growth L.P.	Quarterly	90	0
11,538,196	BGO Diversified US Property Fund, L.P.	Quarterly	45	0
48,487,697	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90	0
106,046,547	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
117,170,877	CBRE U.S. Credit Partners, L.P.	Quarterly	60	0
279,780,393	CBRE U.S. Logistics Partners, L.P.	Quarterly	90	0
77,230,818	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
95,967,588	Clarion Lion Industrial Trust, L.P.	Quarterly	90	0
129,350,927	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
252,839,938	Cortland Growth and Income Fund, L.P.	Quarterly	90	0
26,645,283	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	0
132,202,853	Dream U.S. Industrial Fund, L.P.	Quarterly	90	0
13,841,339	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
29,855,595	Heitman Core Real Estate Debt Income Trust	Quarterly	90	0
37,316,071	JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	Quarterly	60	0
51,341,374	Manulife U.S. Real Estate Fund, L.P.	Quarterly	60	0
153,942,269	Morgan Stanley Prime Property Fund	Quarterly	90	0
115,892,950	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	0
49,614,031	Principal Real Estate Liquid Debt Fund, L.P.	Monthly	20	0
23,472,517	PRISA, L.P.	Quarterly	90	0
141,962,286	Prologis Targeted U.S. Logistics Fund, L.P.	Quarterly	90	0
26,550,320	Sagard U.S. Property Fund	Quarterly	90	0
28,487,942	Sentinel Real Estate Fund, L.P.	Quarterly	N/A*	0
41,056,720	Stockbridge Smart Markets Fund, L.P.	Quarterly	45	0
48,381,944	TA Realty Core Property Fund, L.P.	Quarterly	45	0
146,260,298	TA Realty Logistics Fund, L.P.	Quarterly	45	0
107,380,764	Third Point Private CRE Credit Fund L.P.	Quarterly	90	0
9,113,576	UBS Trumbull Property Fund	Quarterly	60	0
170,720,983	Ventas Life Science and Healthcare Real Estate Fund	Quarterly	90	50,000,000
6,187,303	Voya Commercial Mortgage Lending Fund, L.P.	Quarterly	90	0

$2,735,212,455				$50,000,000

*	Written notice required for redemption, no minimum timeline required.